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                         ADDENDUM TO MULTIFAMILY NOTE


     THIS ADDENDUM TO MULTIFAMILY NOTE (the "Addendum") is made as of the 1st day of July, 1996 and is incorporated into and shall be deemed to amend and supplement the Multifamily Note (the "Multifamily Note") made by the undersigned (the "Borrower") to HOUSING FINANCING AUTHORITY OF BROWARD COUNTY, FLORIDA and its successors, assigns and transferees (the "Lender"), dated as of the same date as this Addendum (the Multifamily Note as amended and supplemented by this Addendum, any other addendum to the Multifamily Note, and any future amendments to the Multifamily Note is referred to as the "Note"). The debt evidenced by the Note is secured by a Multifamily Mortgage as the same date (the "Multifamily Instrument"), covering the property described in the Multifamily Instrument and defined therein as the "Property," located at:

           8650 N.W. 61st Street, Tamarac, Broward County, Florida
--------------------------------------------------------------------------------
                              (Property Address)

This Property is located entirely within the State of Florida
[INSERT NAME OF STATE IN WHICH THE PROPERTY IS LOCATED] (the "Property Jurisdiction"). The Multifamily Instrument is amended and supplemented by the Rider to Multifamily Instrument (the "Rider") and any other rider to Multifamily Instrument given by Borrower to Lender and dated the same date as the Multifamily Instrument. (The Multifamily Instrument as amended and supplemented by the Rider and any other rider to the Multifamily Instrument and any future amendments to the Instrument is referred to as the "Instrument".)

The term "Loan Documents" when used in this Addendum shall mean, collectively, the following documents: (i) the Instrument, (ii) the Note, and (iii) all other documents or agreements, including any Collateral Agreements (as defined in the Rider) or O&M Agreement (as defined in the Rider), arising under, related to, or made in connection with, the loan evidenced by the Note, as such Loan Documents may be amended.

The covenants and agreements of this Addendum, and the covenants and agreements of any other addendum to the Multifamily Note, shall be incorporated into and shall amend and supplement the covenants and agreements of the Multifamily Note as if this Addendum and the other addenda were a part of the Multifamily Note, and all references to the Note in the Loan Documents shall mean the Note as so amended and supplemented. Any conflict between the provisions of the Multifamily Note and this Addendum shall be resolved in favor of this Addendum.

     ADDITIONAL COVENANTS. In addition to the covenants and agreements made in the Multifamily Note Borrower and Lender further covenant and agree as follows:

A.  PREPAYMENTS

SEE SUPPLEMENTAL ADDENDUM TO MULTIFAMILY NOTE ATTACHED HERETO AND MADE A PART HEREOF.

SEE SUPPLEMENTAL ADDENDUM TO MULTIFAMILY NOTE ATTACHED HERETO AND MADE A PART HEREOF.

     3.  PARTIAL PREPAYMENTS

ADDENDUM TO MULTIFAMILY NOTE WITH SEPARATE EXCEPTIONS TO
NON-RECOURSE GUARANTY                              FORM 4156  6/93 PAGE  1 OF 4
Fannie Mae Pool No.


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SEE SUPPLEMENTAL ADDENDUM TO MULTIFAMILY NOTE ATTACHED HERETO AND MADE A PART
HEREOF.

     4. PREMIUM DUE WHETHER VOLUNTARY OR INVOLUNTARY PREPAYMENT; INSURANCE AND CONDEMNATION PROCEEDS.

     Borrower shall pay the prepayment premium due under paragraph B of the Supplemental Addendum to whether the prepayment is voluntary or involuntary (in connection with Lender's acceleration of the unpaid principal balance of the Note) or the Instrument is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary, Borrower shall not be required to pay any prepayment premium in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under the Instrument.

     5. NOTICE; BUSINESS DAY

     Any notice to Lender provided for in this Addendum shall be given in the
manner provided in the Instrument.   The term "Business Day" shall have the
meaning ascribed thereto in the Supplemental Addendum to Multifamily Note attached hereto and made a part hereof.

B.  BORROWER'S EXCULPATION

*   The Multifamily Note attached hereto and made a part hereof.

** The liability of Borrower and any general partner of Borrower (if Borrower is a partnership) shall be limited to the same extent as provided in
Section 3.11 of that certain Master Reimbursement Agreement between Borrower and the Federal National Mortgage Association as of even date herewith.

                                                   Form 4156  6/93 Page  2 of 4


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D.   BUSINESS, COMMERCIAL OR INVESTMENT PURPOSE

     Borrower represents that the Loan evidenced by the Note is being made solely for business, commercial or investment purposes.

E.   GOVERNING LAW
SEE SUPPLEMENTAL ADDENDUM

F.   SUCCESSORS AND ASSIGNS

     The provisions of the Note, the Instrument, and all other Loan Documents shall be binding on the successor and assigns, including, but not limited to, any receiver, trustee, representative or other person appointed under foreign or domestic bankruptcy, receivership, or similar proceedings of Borrower and any person having an interest in Borrower.


                                                   Form 4156  6/93 Page 3 of 4

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G.   NO THIRD PARTY BENEFICIARY

     Borrower acknowledges and agrees that (i) any loss sharing arrangement or arrangement for interim advancement of funds that originally is made by the Lender named in the Note to Federal National Mortgage Association is made pursuant to a contractual obligation of such Lender to Federal National Mortgage Association that is independent of, and separate and distinct from, the obligation of Borrower for the full and prompt payment of the indebtedness evidenced by the Note, (ii) Borrower shall not be deemed to be a third party beneficiary of such loss sharing arrangement or arrangement for interim advancement of funds, and (iii) no such loss sharing or interim advancement arrangement shall constitute any person or entity making such payment as a guarantor or surety of the Borrower's obligations, notwithstanding the fact that the obligations under any such loss sharing or interim advancement arrangement may be calculated with reference to amounts payable under the Note or other Loan Documents. [For purposed of this paragraph G, all references to "Lender" shall mean and refer to GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation.]

     BY SIGNING BELOW, Borrower accepts and agrees to the covenants and agreements contained in this Addendum.

                                       BORROWER:

                                       OTC APARTMENTS LIMITED PARTNERSHIP,
                                       a Florida limited partnership

                                       By: AIMCO/OTC ORS, INC., a Delaware
                                           corporation, its sole General Partner

                                           By:  /s/ Harry Alcock          (SEAL)
                                                -------------------------
                                                Name: Harry Alcock
                                                Title: Vice President



                                                   Form 4156  6/93 Page 4 of 4